1
EXHIBIT 32.1
CERTIFICATION OF PERIODIC REPORT
I,

John

P.

D.

Cato,

Chairman,

President

and

Chief

Executive

Officer

of

The

Cato

Corporation

(the
“Company”), certify,

pursuant to

Section 906 of

the Sarbanes-Oxley

Act of

2002, 18

U.S.C. Section 1350,
that on the date of this

Certification:
1.
the Form 10-Q of the Company for

the quarter ended April 29, 2023

(the “Report”) fully complies with
the requirements of Section 13(a)

or 15(d) of the Securities Exchange Act

of 1934; and
2.
the information contained in the Report

fairly presents, in all material respects, the

financial condition and
results of operations of the Company.
Dated: May 25, 2023

/s/ John P.

D. Cato

John P.

D. Cato

Chairman, President and

Chief Executive Officer